Exhibit 99.2

May 8, 2008 Merrill Lynch Analyst Day

Merrill Lynch Analyst Day May 8, 2008 -2 - Investor Relations Contact John J. Gillen Senior Vice President and Chief Financial Officer (937) 259-7033 john.gillen@dplinc.com Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL’s control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including PJM to which DPL’s operating subsidiary has given control of its transmission functions; changes in DPL’s purchasing processes, delays and supplier availability; significant delays associated with large construction projects; growth in DPL’s service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. Notice Regarding Forward Looking Statement

Merrill Lynch Analyst Day May 8, 2008 -3 - Investor Relations Contact John J. Gillen Senior Vice President and Chief Financial Officer (937) 259-7033 john.gillen@dplinc.com Today’s discussion contains certain non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP). REG G Disclosure

Merrill Lynch Analyst Day May 8, 2008 -4 - Welcome and Overview – Paul Barbas, President and Chief Executive Officer Generation and Fuel Update – Gary Stephenson, Senior Vice President, Generation and Marketing Regulatory Update – Art Meyer, Senior Vice President, Corporate and Regulatory Affairs Financial Update – John Gillen, Senior Vice President, Chief Financial Officer and Treasurer Agenda

Merrill Lynch Analyst Day May 8, 2008 -5 - Welcome and Overview Paul Barbas - President & Chief Executive Officer

Merrill Lynch Analyst Day May 8, 2008 -6 - Execution Produces Results Company Overview Executive Management Team Steadily Increasing Earnings Consistent Dividend Growth 2008 and Beyond Objectives

Merrill Lynch Analyst Day May 8, 2008 -7 - The Dayton Power & Light Company - Overview Regulated public utility incorporated in 1911 Approximately 515,000 residential, commercial, industrial, and government customers Serving 24 counties within a 6,000 square mile area of West Central Ohio Approximately 1,500 management and union employees

Merrill Lynch Analyst Day May 8, 2008 -8 - DPL Inc. DP&L Outlook Effective Fitch Ratings BBB+ A+ Positive Apr-08 Moody’s Investors Service Standard & Poor’s Corp. Baa2 A2 Stable Nov-07 BBB- A- Positive Apr-08 Financial Overview Listed on New York Stock Exchange (DPL) 2007 Annual Revenue = $1.5 Billion Total Assets as of 12/31/07 = $3.6 Billion $1.10 Dividend per Common Share as of 12/13/07 Investment Grade Credit Ratings

Merrill Lynch Analyst Day May 8, 2008 -9 - Executive Management Team John Gillen - Senior Vice President, Chief Financial Officer and Treasurer Scott Kelly – Senior Vice President, Service Operations Dan McCabe – Senior Vice President, Human Resources Art Meyer – Senior Vice President, Corporate and Regulatory Affairs Gary Stephenson – Senior Vice President, Generation and Marketing Doug Taylor – Senior Vice President and General Counsel

Merrill Lynch Analyst Day May 8, 2008 -10 - Steadily Increasing Earnings* $0.97 $1.03 $1.80 $1.03 $1.40 $1.53 $2.10 $2.25 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2005 2006 2007 2008E 2009E $0.97 $1.03 $1.80 $2.10 $2.25 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2005 2006 2007 2008E 2009E EPS from Continuing Operations, GAAP EPS from Continuing Operations, Non-GAAP * Diluted $2.00 $1.60 $1.20 $0.80 $0.40 $0.00 $2.00 $1.60 $1.20 $0.80 $0.40 $0.00 2005 Early Redemption of Debt ($0.29) Gain on Sale of Public Investments $0.23 2006 Peaking Impairment ($0.37) 2007 Executive Litigation Settlement $0.17 Insurance Recovery $0.07 Aircraft Sale $0.03 Excluded One-time Items :

Merrill Lynch Analyst Day May 8, 2008 -11 - Consistent Dividend Growth 6% December 2007 4% February 2007 4% February 2006

Merrill Lynch Analyst Day May 8, 2008 -12 - Ohio Energy Bill Consistently improve plant performance at DPL and partneroperated generating facilities Successfully complete remaining scrubber installation at Stuart Station by mid-2008 Remain steadfast on cost control - Non-scrubber related expenses anticipated to grow less than 3% annually Evaluate opportunities to deploy positive free cash flow 2008 and Beyond Objectives

Merrill Lynch Analyst Day May 8, 2008 -13 - Generation and Marketing Gary Stephenson – Senior Vice President, Generation and Marketing

Merrill Lynch Analyst Day May 8, 2008 -14 - DPL Share ($ in millions) FGD Capital Remaining Total 100% Through FGD FGD FGD 03/31/2008 Capital* Capital* Capital* Killen $153 $4 $157 $233 Stuart $207 $18 $225 $644 Total $360 $22 $382 $877 All needed materials and supplies are on site Stuart construction is over 95% complete All vendor contracts are in place Fixed bid contracts; and Time & materials with “cost not to exceed” provisions *Estimates Environmental Capital Investment

Merrill Lynch Analyst Day May 8, 2008 -15 - Plant Name MW Capacity (DPL Share) Project Status DPL Operated Projects Killen 402 FGD In-Service Stuart Units 1,3,4 614 FGD, BDC In-Service Stuart Unit 2 205 FGD, BDC Jun-08 Partner Operated Projects Miami Fort 8 184 FGD In-Service Miami Fort 7 184 FGD In-Service Conesville 4 126 FGD, SCR April 2009 DPL’s early adoption of Chiyoda scrubber technology should result in scrubber projects below industry average on a cost per kW basis FGD Phase (Power Magazine 08/07) $/kW Operating $208 In-Service / Planned $319 In Construction $339 In Design $500 DPL Units $279 FGD (scrubbers) Update

Merrill Lynch Analyst Day May 8, 2008 -16 - DPL’s Coal Profile 99% of DPL energy is produced with coal DPL operates and purchases coal for 2 of the 7 plants in which we have co-ownership DPL operates and purchases coal for Hutchings, a plant wholly owned by DPL DPL controls about half of our coal costs DPL historically purchased low sulfur coal from West Virginia and eastern Kentucky Scrubbers at Killen and Stuart reduce emissions cost and allow the prospect of burning coal from other supply regions 100% hedged our committed sales for 2008 and 2009

Merrill Lynch Analyst Day May 8, 2008 -17 - DPL’s Coal Diversity 2008 Contracted Coal DPL Share % of Tons by Basin CAPP 42% NAPP 13% ILB 45% 2008 Contracted Coal DPL Share % of Tons by Supplier Supplier A, 18.5% Supplier B, 12.3% Supplier C , 9.3% Supplier D, 9.1% Supplier F, 6.6% Supplier G, 5.9% Supplier H, 3.5% Other Suppliers (23 under 2.5%), 24.1% Supplier I, 3.4% Supplier E, 7.4%

Merrill Lynch Analyst Day May 8, 2008 -18 - DPL’s Coal Mix DP&L Operated Plants – Coal Blending • Main testing phase at Killen completed in Q1 2008 •Testing began on Stuart Unit #4 in March 2008 • Testing expected to begin on Stuart Units 1-3 June 2008 • Testing will continue to improve fuel flexibility and costs savings FGD Online Date Zimmer Online East Bend Online Killen Online Miami Fort 7 & 8 Online Stuart 1,3 & 4 Online Stuart 2 June 2008 Conesville April 2009 Hutchings - 1.5-1.7 Beckjord - 1.6-1.7 Stuart - 2.5-3.0 Killen - 2.75-3.75 Conesville - 3.5-4.0 Miami Fort - 4.5-5.5 East Bend - FGD - 5.25- 6.0 Zimmer - FGD - 5.25-6.0 Low - --- --- --- ---- SO2 Content Spectrum --- --- --- --- --- High 1.0 --------<=2.0 - >2.0----------------- 3.5 -------------------------------------------6.0 2009 Anticipated SO2 lbs per MMBtu for Coal Consumed Plants Shown on Capacity Basis

Merrill Lynch Analyst Day May 8, 2008 -19 - Regulatory Update Art Meyer - Vice President Senior

Merrill Lynch Analyst Day May 8, 2008 -20 - Senate Bill 221 Overview Hybrid approach means two options for utilities: – Electric Security Plan (ESP) – Similar to Rate Stabilization Plan, negotiated rate plan – Market Rate Option (MRO) – Retail Generation rate set based on competitive bid – 5 to 10 year transition to market – DP&L only Ohio utility that has RSP through 2010 – Company can maintain current plan and/or request modifications – RSP and language gives us more time to see other utility filings and more time to prepare Advanced Energy Portfolio Standard – 25% by 2025, at least half must be from renewable energy resources, and .5% must be from solar Energy Efficiency (EE) Standards – 22.3% by 2025 Earnings Test – Does not apply to DP&L until after the expiration of the company’s current rate plan

Merrill Lynch Analyst Day May 8, 2008 -21 - What’s Next Review filing requirements with respect to ESP’s, renewable energy, and energy efficiency PUCO Rules – SB 221 implementation, ESSS rules, Customer Deposits, Statewide Line Extension Policy, Special Contracts/Economic Development PUCO workshops – Net Metering, Standby Market-based rates, Renewable Portfolio Standards, Energy Efficiency Standards

Merrill Lynch Analyst Day May 8, 2008 -22 - Financial Update John Gillen - Senior Vice President, CFO and Treasurer

Merrill Lynch Analyst Day May 8, 2008 -23 - Diluted 2008 2007 Earnings from Continuing Operations 0.66 $ 0.43 $ Earnings from Discontinued Operations - 0.04 Total Diluted 0.66 $ 0.47 $ Average Diluted Shares Outstanding 116.4 119.4 (in millions) Basic 2008 2007 Earnings from Continuing Operations 0.71 $ 0.48 $ Earnings from Discontinued Operations - 0.04 Total Basic 0.71 $ 0.52 $ Average Basic Shares Outstanding 109.3 107.5 (in millions) Three Months Ended March 31, Three Months Ended March 31, First Quarter 2008 Earnings Per Share

Merrill Lynch Analyst Day May 8, 2008 -24 - Gain on the sale of emission allowances of $26.5 million; Revenue increase of $36.4 million; O&M cost decrease of $6.9 million; and Interest expense decrease of $2.1 million; offset by Purchased power cost increase of $30.8 million Key Drivers of First Quarter 2008 Earnings

Merrill Lynch Analyst Day May 8, 2008 -25 - 2008 EPS Range from Continuing Operations Revised guidance for 2008 diluted earnings per share Previous guidance: $1.90 to $2.10 Revised guidance: $2.00 to $2.20 Based on 118 million diluted shares outstanding Change in 2008 guidance reflects gains on the sale of environmental emission allowances realized during the first quarter 2008 2008 Earnings Guidance

Merrill Lynch Analyst Day May 8, 2008 -26 - 2009 EPS Range from Continuing Operations $2.10 to $2.40 per diluted share - Based on 120 million diluted shares outstanding 2009 Earnings Guidance

Merrill Lynch Analyst Day May 8, 2008 -27 - 0 50 100 150 200 250 300 350 400 2006 Actual 2007 Actual 2008 Est 2009 Est 2010 Est Environmental Base $ in millions 2008 – 2010 Estimate = $510M Return to “base line” capex levels in 2009 will create positive free cash flow 2008 – 2010 Capital Outlook

Merrill Lynch Analyst Day May 8, 2008 -28 - Appendix

Merrill Lynch Analyst Day May 8, 2008 -29 - 2007 2006 2005 Diluted earnings from continuing operations (GAAP) 1.80 $ 1.03 $ 0.97 $ Exclude: Executive Litigation Settlement (0.17) - - AEGIS Insurance Recovery (0.07) - - Charge for Peaking Plant Impairment - 0.37 - Charge for Early Redemption of Debt (0.03) - 0.29 Gain on Sale of Public Equity Investments - - (0.23) Cumulative Effect of Accounting Change - - - Diluted earnings from continuing operations (non-GAAP) 1.53 $ 1.40 $ 1.03 $ Earnings Per Share Reconciliation

May 8, 2008 Merrill Lynch Analyst Day